Exhibit 10.2

FIRST AMENDMENT TO OFFICE LEASE

This FIRST AMENDMENT TO OFFICE LEASE (“First Amendment”) is dated as of July 14, 2022 (the “Effective Date”), by and between AP BEACON CARLSBAD, LP, a Delaware limited partnership (“Landlord”) and PALISADE BIO, INC., a Delaware corporation (“Tenant”).

r e c i t a l s :

A.
Landlord and Tenant entered into that certain Office Lease dated May 12, 2022 (the “Lease”) pursuant to which Landlord leases to Tenant and Tenant leases from Landlord certain space containing approximately 2,747 rentable square feet of space referred to as Suite 5200 (also known as Suite 2A) of that certain building addressed as 7750 El Camino Real, Carlsbad, California, within that certain project commonly known as “The Beacon”.
B.
Landlord and Tenant desire to amend the Lease to increase Tenant’s Allowance for the Initial Alterations as provided herein.
C.
Except as otherwise expressly provided herein to the contrary, all capitalized terms used in this First Amendment shall have the same meanings given such terms in the Lease.

A G R E E M E N T:

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Allowance. Tenant’s Allowance for the Initial Alterations, as set forth in Section 8.6 of the Lease, is hereby increased to Ten Dollars ($10.00) per rentable square foot of the Premises. Accordingly, the reference to “Four Dollars ($4.00)” in the fourth (4th) sentence of Section 8.6 of the Lease is hereby deleted and replaced with “Ten Dollars ($10.00)”.
2.
Brokers. Landlord and Tenant each hereby represents and warrants to the other party that it has had no dealings with any real estate broker or agent in connection with the negotiation of this First Amendment except Cushman & Wakefield representing Landlord and Hughes Marino representing Tenant (collectively, the “Brokers”), and that it knows of no other real estate broker or agent who is entitled to a commission in connection with this First Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing in connection with this First Amendment on account of the indemnifying party’s dealings with any real estate broker or agent other than the Brokers.
3.
Counterparts and Signatures. This First Amendment may be executed in one or more counterparts, and each set of duly delivered identical counterparts which includes all signatories shall be deemed to be one original document. The parties hereto consent and agree that this First Amendment may be signed and/or transmitted by facsimile, e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (i) to the extent a party signs this First Amendment using electronic signature technology, by clicking “SIGN”, such party is signing this First Amendment electronically, and (ii) the electronic signatures appearing on this First Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.
4.
No Further Modification; Lease in Full Force and Effect. Except as set forth in this First Amendment, all of the terms and provisions of the Lease are hereby ratified and confirmed and shall remain unmodified and in full force and effect. This First Amendment contains the entire understanding between the parties with respect to the matters contained herein. In the event of any conflict between the terms and conditions of the Lease and the terms and conditions of this First Amendment, the terms and conditions of this First Amendment shall prevail. No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this First Amendment, except as are contained herein and in the Lease. This First Amendment may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change or modification or discharge is sought. Effective as of the Effective Date, all references to the “Lease” shall refer to the Lease as amended by this First Amendment.

[signatures on following page]

 DOCPROPERTY "Document number" 4882-7013-4568. DOCPROPERTY "Document version" 1

 DOCPROPERTY "Client" 391132. DOCPROPERTY "Matter" 00017/ SAVEDATE \@ M-d-yy 7-13-22/ DOCPROPERTY "User Init" jll/ DOCPROPERTY "Typist Init" jll

-2-	DOCPROPERTY "Footer Notes" THE BEACON [Palisade Bio, Inc.]

IN WITNESS WHEREOF, this First Amendment has been executed effective as of the Effective Date set forth above.

“Landlord”:

AP BEACON CARLSBAD, LP,
a Delaware limited partnership

By: _/s/ Will Ponder_______________
Name: Will Ponder
Title: Vice President

“Tenant”:

PALISADE BIO, INC.,
a Delaware corporation

By: __/s/ Thomas Hallam__________
Name: Thomas Hallam
Title: Chief Executive Officer

 DOCPROPERTY "Document number" 4882-7013-4568. DOCPROPERTY "Document version" 1

 DOCPROPERTY "Client" 391132. DOCPROPERTY "Matter" 00017/ SAVEDATE \@ M-d-yy 7-13-22/ DOCPROPERTY "User Init" jll/ DOCPROPERTY "Typist Init" jll

-3-	DOCPROPERTY "Footer Notes" THE BEACON [Palisade Bio, Inc.]